Q2 2024 Earnings Presentation August 7, 2024 A Tech-Enabled, Mission-Driven Specialty Finance Platform that Broadens the Reach of Community Banks to Extend Credit Access to Everyday Americans

1 Disclaimer This presentation (the “Presentation”) of OppFi Inc. (“OppFi” or the “Company”) is for information purposes only. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. The Company disclaims any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein. Forward-Looking Statements This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “possible,” “continue,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, OppFi’s expectations with respect to its full year 2024 guidance, the future performance of OppFi’s platform, and expectations for OppFi’s growth, new products, and future financial performance. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions, and tightening of credit markets on OppFi’s business; the impact of challenging macroeconomic and marketplace conditions; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; OppFi’s ability to scale and grow the Bitty business; the impact that events involving financial institutions or the financial services industry generally, such as actual concerns or events involving liquidity, defaults, or non-performance, may have on OppFi’s business; risks related to the material weakness in OppFi’s internal controls over financial reporting; the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; risks related to evaluating and potentially consummating acquisitions; concentration risk; risks related to OppFi's ability to comply with various covenants in its corporate and warehouse credit facilities; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; risks related to the restatement of OppFi’s financial statements and any accounting deficiencies or weaknesses related thereto; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures Certain financial information and data contained in this Presentation are unaudited and do not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by OppFi with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBT, Adjusted Net Income, and Adjusted EPS have not been prepared in accordance with United States generally acceptable accounting principles ("GAAP"). Adjusted EBT is defined as Net Income, adjusted for (1) income tax expense; (2) change in fair value of warrant liabilities; (3) other addbacks and one-time expenses, net; and (4) other income. Adjusted Net Income is defined as Adjusted EBT as defined above, adjusted for taxes assuming a tax rate of 23.56% for the three months ended June 30, 2024, a tax rate of 24.17% for the three months ended June 30, 2023, a tax rate of 23.56% for the six months ended June 30, 2024, and a tax rate of 24.16% for the six months ended June 30, 2023, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies. Adjusted EPS is defined as Adjusted Net Income as defined above, divided by weighted average diluted shares outstanding, which represent shares of both classes of common stock outstanding, excluding 25,500,000 shares related to earnout obligations and including the impact of unvested restricted stock units, unvested performance stock units, and the employee stock purchase plan. Adjusted EPS is useful to investors and others because, due to OppFi’s Up-C structure, Basic EPS calculated on a GAAP basis excludes a large percentage of OppFi’s outstanding shares of common stock, which are Class V Voting Stock, and Diluted EPS calculated on a GAAP basis excludes dilutive securities, including Class V Voting Stock, restricted stock units, and performance stock units, in any periods in which their inclusion would have an antidilutive effect. These non-GAAP financial measures have not been prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. A reconciliation of OppFi’s non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix. A reconciliation of projected full year 2024 Adjusted Net Income and projected full year 2024 Adjusted EPS to the most directly comparable GAAP financial measures is not included in this Presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these measures. No Offer or Solicitation This Presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Website This Presentation contains reproductions and references to the Company’s website and mobile content. Website and mobile content are not incorporated into this Presentation. Any references to URLs for the websites are intended to be inactive textual references only.

2 Record Second Quarter Profitability & Total Revenue Total revenue yield increased 600 basis points year over year to 134.8%3 Recoveries of previously charged off receivables increased 30.0% year over year Net charge off rate as a percentage of total revenue decreased 370 basis points year over year to 32.5%3 Net income margin increased by 710 basis points to 21.9%, and adjusted net income margin expanded by 660 basis points to 19.6% Net income increased 53.1% year over year to $27.7 million, and adjusted net income increased 56.2% year over year to $24.8 million1,2 1. Adjusted net income is a financial measure that has not been prepared in accordance with Generally Accepted Accounting Principles (“GAAP”). See the disclaimer on “Non-GAAP Financial Measures” on slide 1 for a detailed description of such Non-GAAP financial measures and the appendix for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP financial measures. 2. Beginning with the quarter ended March 31, 2024, for all periods presented, the Company has updated its presentation and calculation of Adjusted EBT, and the corresponding presentations and calculations of Adjusted Net Income and Adjusted EPS, to no longer add back debt issuance cost amortization. 3. The key performance metrics presented are for the OppLoans product only and exclude the SalaryTap and OppFi Card products. Total revenue increased 3.1% year over year to $126.3 million

3 Key Company Highlights 1. 2015-2023 2. 2018-2023 Solid Revenue Growth 31% 5-year CAGR2 Significant Scale Facilitated more than $6.4 billion in gross loan issuance covering over 3.7 million loans, since inception3 Leading Proprietary Credit & Technology Platform Real-time AI drove automation for 89% of decisions in 2023 CEO and Executive Chairman as Largest Shareholder Owner / operator dynamic aligns incentives to maximize shareholder value Exceptional Customer Satisfaction Net Promoter Score of 774; 4,400+ Trustpilot customer reviews with 4.5 / 5.0 average rating3 Profitable Across Business Cycles 9 consecutive years of net income1 3. As of 6/30/2024 4. For Q2 2024 at the time of loan approval

4 High Percentage of Americans Lack Savings and/or Credit Access 63 million U.S. consumers are credit marginalized1 62% of U.S. consumers live paycheck to paycheck2 56% of U.S. adults do not have savings to cover a $1,000 unplanned expense3 1. PYMNTS. "How Credit Insecurity is Changing U.S. Consumers’ Borrowing Habits” PYMNTS.com, April 2023. 2. PYMNTS. "New Reality Check: The Paycheck-to-Paycheck Report” PYMNTS.com, February 2024. 3. Bankrate. “Bankrate’s 2024 Annual Emergency Savings Report” Bankrate.com, February 2024.

OppFi Offers Market Leading Terms & Excellent Customer Experience

Market Leading Terms

- Simple interest, amortizing installment loans with no balloon payments
- No origination, late, or NSF fees
- No prepayment penalties
- Report to the 3 major credit bureaus
- Work compassionately with customers who require payment plan modification
- OppFi TurnUp Program helps eligible applicants find more affordable options by checking market for sub-36% APR products

OppFi Customers Can Use Proceeds for any Unexpected Expense

Auto Repair

Housing

Medical

Family

Education

Exceptional Customer Reviews

4.5/5.0
Trustpilot TrustScore[1]

77
Net Promoter Score (NPS)[2]

A+
Rating with BBB [1]

OppFi

5

1. As of 6/30/2024
2. For Q2 2024 at the time of loan approval

6 OppFi Growth Strategy Accelerate Profitable Growth • Continue to refine and enhance underwriting model, focusing on more favorable credit tiers • Maintain low customer acquisition costs and grow lower cost channels, such as SEO Drive profitable OppLoans volume growth • Acquire platforms or assets providing accessible credit products to new customers • Expand into adjacent service businesses with synergies to core product • Achieve selected vertical integration Diversify into new customer and product types via M&A • Form new strategic channel relationships to reach more non-prime consumers at the point of need • Maintain and grow network of aggregators Serve more customers through new relationships and products

7 Q2 2024 Financial Highlights 1. Non-GAAP Financial Measures: Adjusted Net Income and Adjusted EPS are financial measures that have not been prepared in accordance with GAAP. See the disclaimer on “Non-GAAP Financial Measures” on slide 1 for a detailed description of such Non-GAAP financial measures and the appendix for a reconciliation of such Non-GAAP financial measures to their most directly comparable GAAP financial measures. 2. The key performance metrics presented are for the OppLoans product only and exclude the SalaryTap and OppFi Card products. 3. Total net originations are defined as gross originations net of transferred balance on refinanced loans, while total retained net originations are defined as the portion of total net originations with respect to which the Company ultimately purchased a receivable from bank partners or originated directly. Total Revenue • Total revenue increased 3% year over year to $126M Net Originations2,3 • Total net originations increased 2% year over year to $206M • Total retained net originations decreased 3% year over year to $189M Ending Receivables2 • Ending receivables decreased 3% year over year to $387M $27.7M Net Income $24.8M Adj. Net Income1 $0.16 Basic EPS $0.16 Diluted EPS $0.29 Adj. EPS1

8 Year to Date 2024 Financial Highlights 1. Non-GAAP Financial Measures: Adjusted Net Income and Adjusted EPS are financial measures that have not been prepared in accordance with GAAP. See the disclaimer on “Non-GAAP Financial Measures” on slide 1 for a detailed description of such Non-GAAP financial measures and the appendix for a reconciliation of such Non-GAAP financial measures to their most directly comparable GAAP financial measures. 2. The key performance metrics presented are for the OppLoans product only and exclude the SalaryTap and OppFi Card products. 3. Total net originations are defined as gross originations net of transferred balance on refinanced loans, while total retained net originations are defined as the portion of total net originations with respect to which the Company ultimately purchased a receivable from bank partners or originated directly. Total Revenue • Total revenue increased 4% year over year to $254M Net Originations2,3 • Total net originations increased 2% year over year to $369M • Total retained net originations decreased 3% year over year to $342M Ending Receivables2 • Ending receivables decreased 3% year over year to $387M $37.8M Net Income $33.6M Adj. Net Income1 $0.44 Basic EPS $0.36 Diluted EPS $0.39 Adj. EPS1

9 Q2 2024 Performance Despite slightly lower ending receivables, a higher-yielding portfolio drove total revenue growth of 3% year over year. Ending Receivables ($ Millions) Total Revenue ($ Millions) Total Net Originations ($ Millions) $225 $201 $206 Q2 2022 Q2 2023 Q2 2024 +2% $396 $398 $387 Q2 2022 Q2 2023 Q2 2024 -3% $108 $122 $126 Q2 2022 Q2 2023 Q2 2024 +3%

10 Year to Date 2024 Performance Despite slightly lower ending receivables, a higher-yielding portfolio drove total revenue growth of 4% year over year. Ending Receivables ($ Millions) Total Revenue ($ Millions) Total Net Originations ($ Millions) $385 $360 $369 YTD 2022 YTD 2023 YTD 2024 +2% $396 $398 $387 YTD 2022 YTD 2023 YTD 2024 -3% $209 $243 $254 YTD 2022 YTD 2023 YTD 2024 +4%

Q2 2024 Key Performance Indicators

UNAUDITED QUARTER ENDED

($ in millions)	6/30/2024	6/30/2023
Total Net Originations[1]	$206	$201
Total Retained Net Originations[1]	$189	$195
Ending Receivables[2]	$387	$398
% of Originations by Bank Partners	100%	97%
Net Charge-Off Rate as % of Total Revenue[3]	33%	36%
Net Charge-Off Rate as % of Avg. Receivables, Annualized[3]	44%	47%
Average Yield, Annualized[4]	135%	129%
Automatic Approval Rate[5]	76%	72%

Total net originations increased 2% year over year as a result of bank partners expanding into additional states, as well as enhanced lead evaluation capabilities driving higher quality applications, while **Total Retained Net Originations decreased 2% year over year**, attributed to one of our bank partners retaining a higher percentage of loans originated in certain states

Ending receivables decreased 3% year over year as a result of one of our bank partners retaining a higher percentage of loans originated in certain states

Net charge-off rate as percentage of total revenue decreased to 33% from 36%, and the annualized net charge off rate as a percentage of average receivables decreased to 44% from 47%, as a result of a higher yielding portfolio for the reasons discussed below combined with higher recoveries driving lower levels of net charge-offs

Yield increased to 135% versus 129% year over year due to the decrease in delinquent loans in the portfolio that were not accruing interest as well as an increase in the average statutory rate from a relative shift away from states with lower interest rates

Automatic approval rate increased to 76% from 72% year over year, reflecting the continued application of algorithmic automation projects that streamline the origination process

1. Total net originations are defined as gross originations net of transferred balance on refinanced loans, while total retained net originations are defined as the portion of total net originations with respect to which the Company ultimately purchased a receivable from bank partners or originated directly.
2. Receivables are defined as the unpaid principal balances of loans at the end of the reporting period.
3. Net charge-offs as a percentage of total revenue and net charge-offs as a percentage of average receivables represent total charge-offs from the period less recoveries as a percentage of total revenue and as a percentage of average receivables. Net charge-offs as a percentage of average receivables is presented as an annualized metric. Finance receivables are charged off at the earlier of the time when accounts reach 90 days past due on a recency basis, when OppFi receives notification of a customer bankruptcy or is otherwise deemed uncollectible.
4. Average yield is defined as total revenue from the period as a percent of average receivables and is presented as an annualized metric.
5. Auto-approval rate is calculated by taking the number of approved loans that are not decisioned by a loan processor or underwriter (auto-approval) divided by the total number of loans approved.
6. The key performance metrics presented are for the OppLoans product only and exclude the SalaryTap and OppFi Card products.

11

OppFi

12 Condensed Balance Sheet ($ in millions) 6/30/2024 12/31/2023 Assets Cash and Restricted Cash $80.8 $73.9 Finance Receivables at Fair Value 430.5 463.3 Finance Receivables at Amortized Cost, Net 0.0 0.1 Other Assets 61.8 64.2 Total Assets $573.1 $601.5 Liabilities and Stockholders’ Equity Accounts Payable and Accrued Expenses $28.0 $26.4 Other Liabilities 39.0 40.1 Total Debt 301.8 334.1 Warrant Liabilities 2.7 6.9 Total Liabilities 371.4 407.5 Total Stockholders’ Equity 201.7 194.0 Total Liabilities and Stockholders’ Equity $573.1 $601.5 Total cash and restricted cash increased by $7 million driven by an increase in received payments relative to originations and partially offset by payments of debt Finance receivables at fair value decreased by $33 million due to first half of year seasonality, which typically sees a decrease in receivables due to an increase in payments from tax season Total debt decreased by $32 million driven by a decline in utilization of revolving lines of credit Total stockholders’ equity increased by $8 million driven by net income and stock-based compensation, partially offset by purchases of treasury stock and dividend issuance UNAUDITED

13 Expanded funding capacity more than 5x since 2017 Decreased cost of borrowing spread by 500+ bps since 2017 Diversified institutional capital sources Increased financial flexibility with: • corporate credit agreements • asset-backed facilities • bank provided asset-based loans • forward flow arrangements • total return swap Ample debt capacity provides a means to fund anticipated short-term future growth without equity Receivable Funding Capacity ($ in millions) $55 $126 $207 $142 $274 $346 $333 $300 $302 $40 $52 $140 $338 $158 $137 $192 $225 $223 $11 $23 $36 $46 $62 $50 $74 $89 $81 YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 YE 2023 Q1 2024 Q2 2024 Oustanding Debt Remaining Debt Capacity Cash & Restricted Cash $105 $599 $614 $606 $201 $383 $526 $474 Reduced Cost of Financing and Strong Balance Sheet to Power Growth $532

14 $510M to $530M Raised Full Year 2024 Earnings Guidance By More Than 20% Growth Profitability Profitability $63M to $65M $0.73 to $0.75 Total Revenue Affirmed Adjusted Net Income1 Raised from $50M to $54M Adjusted EPS1,2 Raised from $0.58 to $0.62 1. Non-GAAP Financial Measures: Adjusted Net Income and Adjusted EPS are financial measures that have not been prepared in accordance with GAAP. See the disclaimer on “Non-GAAP Financial Measures” on slide 1 for a detailed description of such Non-GAAP financial measures. A reconciliation of projected 2024 Adjusted Net Income and projected 2024 Adjusted EPS to the most directly comparable GAAP financial measures is not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these measures. 2. Adj. EPS of $0.73 to $0.75 is based on approximate weighted average diluted shares outstanding of 86.5 million.

15 Appendix

16 Fair Market Valuation 1. Stated as a percentage of outstanding principal. • Interest rate increased by 100 bps due to relative increase in base APR loans in the portfolio • Default rate increased by 150 bps due to increased contribution from higher loss 2022 vintages ($ in thousands) 6/30/2024 12/31/2023 Outstanding Principal $387,086 $416,463 Interest Rate 157.1% 156.1% Discount Rate 25.2% 26.3% Servicing Cost1 (3.2)% (3.0)% Remaining Life 0.618 years 0.596 years Default Rate1 27.1% 25.6% Accrued Interest1 4.3% 4.3% Prepayment Rate1 21.1% 20.9% Premium to Principal1 6.9% 6.9% UNAUDITED

17 (in Thousands, except share and per share data) (Unaudited) 2024 2023 $ % Interest and loan related income 125,076$ 121,583$ 3,493$ 2.9% Other revenue 1,228 903 325 36.0% Total revenue 126,304 122,486 3,818 3.1% Change in fair value of finance receivables (40,019) (44,043) 4,024 (9.1%) Provision for credit losses on finance receivables (4) (3,866) 3,862 (99.9%) Net revenue 86,281 74,577 11,704 15.7% Expenses: Sales and marketing 10,824 12,314 (1,490) (12.1%) Customer operations(1) 11,608 11,740 (132) (1.1%) Technology, products, and analytics 9,148 9,779 (631) (6.5%) General, administrative, and other(1) 14,250 11,179 3,071 27.5% Total expenses before interest expense 45,830 45,012 818 1.8% Interest expense 10,964 11,231 (267) (2.4%) Total expenses 56,794 56,243 551 1.0% Income from operations 29,487 18,334 11,153 60.8% Change in fair value of warrant liabilities (976) 351 (1,327) (378.6%) Other income 79 79 - - Income before income taxes 28,590 18,764 9,826 52.4% Income tax expense 914 688 226 32.8% Net income 27,676 18,076 9,600 53.1% Less: net income attributable to noncontrolling interest 24,610 15,934 8,676 54.4% Net income attributable to OppFi Inc. 3,066$ 2,142$ 924$ 43.1% Earnings per share attributable to OppFi Inc.: Earnings per common share: Basic 0.16$ 0.14$ Diluted 0.16$ 0.14$ Weighted average common shares outstanding: Basic 19,675,934 15,632,120 Diluted 19,675,934 15,873,753 Three Months Ended June 30, Variance Q2 2024 Income Statement 1. Beginning with the quarter ended March 31, 2024, for all periods presented, the Company reclassified certain expenses that were previously included in general, administrative, and other expenses to customer operations expenses.

18 (in Thousands, except share and per share data) (Unaudited) 2024 2023 $ % Interest and loan related income 251,355$ 241,525$ 9,830$ 4.1% Other revenue 2,292 1,335 957 71.7% Total revenue 253,647 242,860 10,787 4.4% Change in fair value of finance receivables (104,121) (107,161) 3,040 (2.8%) Provision for credit losses on finance receivables (31) (3,936) 3,905 (99.2%) Net revenue 149,495 131,763 17,732 13.5% Expenses: Sales and marketing 19,002 22,161 (3,159) (14.3%) Customer operations(1) 22,971 22,774 197 0.9% Technology, products, and analytics 18,927 19,733 (806) (4.1%) General, administrative, and other(1) 31,430 22,429 9,001 40.1% Total expenses before interest expense 92,330 87,097 5,233 6.0% Interest expense 22,394 22,602 (208) (0.9%) Total expenses 114,724 109,699 5,025 4.6% Income from operations 34,771 22,064 12,707 57.6% Change in fair value of warrant liabilities 4,195 504 3,691 732.6% Other income 159 272 (113) (41.5%) Income before income taxes 39,125 22,840 16,285 71.3% Income tax expense 1,318 834 484 58.0% Net income 37,807 22,006 15,801 71.8% Less: net income attributable to noncontrolling interest 29,204 19,613 9,591 48.9% Net income attributable to OppFi Inc. 8,603$ 2,393$ 6,210$ 259.5% Earnings per share attributable to OppFi Inc.: Earnings per common share: Basic 0.44$ 0.16$ Diluted 0.36$ 0.16$ Weighted average common shares outstanding: Basic 19,440,680 15,336,366 Diluted 86,148,477 15,533,467 Six Months Ended June 30, Variance Year to Date 2024 Income Statement 1. Beginning with the quarter ended March 31, 2024, for all periods presented, the Company reclassified certain expenses that were previously included in general, administrative, and other expenses to customer operations expenses.

19 Condensed Balance Sheet June 30, December 31, (in Thousands) 2024 2023 $ % Unaudited Assets Cash and restricted cash 80,837$ 73,943$ 6,894$ 9.3% Finance receivables at fair value 430,482 463,320 (32,838) (7.1%) Finance receivables at amortized cost, net 19 110 (91) (82.7%) Other assets 61,755 64,170 (2,415) (3.8%) Total assets 573,093$ 601,543$ (28,450)$ (4.7%) Liabilities and stockholders’ equity Accounts payable and accrued expenses 28,001$ 26,448$ 1,553$ 5.9% Other liabilities 38,960 40,086 (1,126) (2.8%) Total debt 301,774 334,116 (32,342) (9.7%) Warrant liabilities 2,669 6,864 (4,195) (61.1%) Total liabilities 371,404$ 407,514$ (36,110)$ (8.9%) Total stockholders’ equity 201,689 194,029 7,660 3.9% Total liabilities and stockholders’ equity 573,093$ 601,543$ (28,450)$ (4.7%) Variance

20 Condensed Cash Flow Statement (in Thousands) (Unaudited) 2024 2023 $ % Net cash provided by operating activities 151,732$ 138,566$ 13,166$ 9.5% Net cash used in investing activities (77,344) (103,199) 25,855 (25.1%) Net cash used in financing activities (67,494) (22,929) (44,565) 194.4% Net increase in cash and restricted cash 6,894$ 12,438$ (5,544)$ (44.6%) Six Months Ended June 30, Variance

Q2 2024 Net Income to Adjusted EBT and Adjusted Net Income Reconciliation

(in Thousands, except share and per share data)	Three Months Ended June 30,				Variance		
(Unaudited)		**2024**		**2023**		**$**	**%**
Net income	**$**	**27,676**	**$**	**18,076**	**$**	**9,600**	**53.1%**
Income tax expense		914		688		226	32.8%
Other income		(79)		(79)		-	-
Change in fair value of warrant liabilities		976		(351)		1,327	378.6%
Other addbacks and one-time expenses, net[1]		2,932		2,588		344	13.3%
Adjusted EBT[2]		**32,419**		**20,922**		**11,497**	**55.0%**
Less: pro forma taxes[3]		7,638		5,057		2,581	51.0%
Adjusted net income[2]	**$**	**24,781**	**$**	**15,865**	**$**	**8,916**	**56.2%**
Adjusted earnings per share[2]	$	0.29	$	0.19			
Weighted average diluted shares outstanding		86,268,511		84,750,663			

1. For the three months ended June 30, 2024, other addbacks and one-time expenses, net of $2.9 million included $2.1 million in stock compensation expenses, $0.5 million in expenses related to legal matters, $0.3 million in severance expenses, and $0.1 million in expenses related to corporate development. For the three months ended June 30, 2023, other addbacks and one-time expenses, net of $2.6 million included a $(3.1) million addback from the reclassification of OppFi Card finance receivables from assets held for sale to assets held for investment at amortized cost, a $3.8 million expense related to provision for credit losses on the OppFi Card finance receivables, $0.8 million in stock compensation expenses, $0.6 million in severance expenses, $0.4 million in expenses related to corporate development, and $0.1 million in retention expenses.
2. Beginning with the quarter ended March 31, 2024, for all periods presented, the Company has updated its presentation and calculation of Adjusted EBT, and the corresponding presentations and calculations of Adjusted Net Income and Adjusted EPS, to no longer add back debt issuance cost amortization.
3. Assumes a tax rate of 23.56% for the three months ended June 30, 2024 and 24.17% for the three months ended June 30, 2023, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes.

21

OppFi

Year to Date 2024 Net Income to Adjusted EBT and Adjusted Net Income Reconciliation

(in Thousands, except share and per share data)	Six Months Ended June 30,				Variance	
(Unaudited)	2024		2023		$	%
Net income	**$**	**37,807**	**$**	**22,006**	**$ 15,801**	**71.8%**
Income tax expense		1,318		834	484	58.0%
Other income		(159)		(272)	113	(41.5%)
Change in fair value of warrant liabilities		(4,195)		(504)	(3,691)	732.6%
Other addbacks and one-time expenses, net[1]		9,136		3,940	5,196	131.9%
Adjusted EBT[2]		**43,907**		**26,004**	**17,903**	**68.8%**
Less: pro forma taxes[3]		10,345		6,284	4,061	64.6%
Adjusted net income[2]	**$**	**33,562**	**$**	**19,720**	**$ 13,842**	**70.2%**
Adjusted earnings per share[2]	$	0.39	$	0.23		
Weighted average diluted shares outstanding		86,148,477		84,592,228		

1. For the six months ended June 30, 2024, other addbacks and one-time expenses, net of $9.1 million included $3.1 million in stock compensation expenses, a $2.9 million expense related to OppFi Card's exit activities, $1.2 million in expenses related to legal matters, $1.1 million in severance expenses, and $0.8 million in expenses related to corporate development. For the six months ended June 30, 2023, other addbacks and one-time expenses, net of $3.9 million included a $(3.0) million addback from the reclassification of OppFi Card finance receivables from assets held for sale to assets held for investment at amortized cost, a $3.8 million expense related to provision for credit losses on the OppFi Card finance receivables, $2.0 million in stock compensation expenses, $0.6 million in severance expenses, $0.4 million in expenses related to corporate development, and $0.1 million in retention expenses.
2. Beginning with the quarter ended March 31, 2024, for all periods presented, the Company has updated its presentation and calculation of Adjusted EBT, and the corresponding presentations and calculations of Adjusted Net Income and Adjusted EPS, to no longer add back debt issuance cost amortization.
3. Assumes a tax rate of 23.56% for the six months ended June 30, 2024 and a 24.16% tax rate for the six months ended June 30, 2023, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes.

22

OppFi

23 Q2 2024 Diluted Shares as Reflected in Adjusted Earnings Per Share (Unaudited) 2024 2023 Weighted average Class A common stock outstanding 19,675,934 15,632,120 Weighted average Class V voting stock outstanding 91,380,789 94,376,910 Elimination of earnouts at period end (25,500,000) (25,500,000) Dilutive impact of restricted stock units 642,306 238,008 Dilutive impact of performance stock units 69,482 3,625 Weighted average diluted shares outstanding 86,268,511 84,750,663 Three Months Ended June 30,

24 Year to Date 2024 Diluted Shares as Reflected in Adjusted Earnings Per Share (Unaudited) 2024 2023 Weighted average Class A common stock outstanding 19,440,680 15,336,366 Weighted average Class V voting stock outstanding 91,531,964 94,558,761 Elimination of earnouts at period end (25,500,000) (25,500,000) Dilutive impact of restricted stock units 602,628 180,290 Dilutive impact of performance stock units 73,205 16,811 Weighted average diluted shares outstanding 86,148,477 84,592,228 Six Months Ended June 30,

25 Q2 Adjusted Earnings Per Share 1. For the three months ended June 30, 2024, other addbacks and one-time expenses, net of $2.9 million included $2.1 million in stock compensation expenses, $0.5 million in expenses related to legal matters, $0.3 million in severance expenses, and $0.1 million in expenses related to corporate development. For the three months ended June 30, 2023, other addbacks and one-time expenses, net of $2.6 million included a $(3.1) million addback from the reclassification of OppFi Card finance receivables from assets held for sale to assets held for investment at amortized cost, a $3.8 million expense related to provision for credit losses on the OppFi Card finance receivables, $0.8 million in stock compensation expenses, $0.6 million in severance expenses, $0.4 million in expenses related to corporate development, and $0.1 million in retention expenses. 2. Beginning with the quarter ended March 31, 2024, for all periods presented, the Company has updated its presentation and calculation of Adjusted EBT, and the corresponding presentations and calculations of Adjusted Net Income and Adjusted EPS, to no longer add back debt issuance cost amortization. (in Thousands, except share and per share data) (Unaudited) $ Per Share $ Per Share Weighted average diluted shares outstanding 86,268,511 84,750,663 Net income 27,676$ 0.32$ 18,076$ 0.21$ Income tax expense 914 0.01 688 0.01 Other income (79) (0.00) (79) (0.00) Change in fair value of warrant liabilities 976 0.01 (351) (0.00) Other addbacks and one-time expenses, net 1 2,932 0.03 2,588 0.03 Adjusted EBT 2 32,419 0.38 20,922 0.25 Less: pro forma taxes 7,638 0.09 5,057 0.06 Adjusted net income 2 24,781$ 0.29$ 15,865$ 0.19$ Three Months Ended June 30, 2024 Three Months Ended June 30, 2023

26 Year to Date Adjusted Earnings Per Share 1. For the six months ended June 30, 2024, other addbacks and one-time expenses, net of $9.1 million included $3.1 million in stock compensation expenses, a $2.9 million expense related to OppFi Card’s exit activities, $1.2 million in expenses related to legal matters, $1.1 million in severance expenses, and $0.8 million in expenses related to corporate development. For the six months ended June 30, 2023, other addbacks and one-time expenses, net of $3.9 million included a $(3.0) million addback from the reclassification of OppFi Card finance receivables from assets held for sale to assets held for investment at amortized cost, a $3.8 million expense related to provision for credit losses on the OppFi Card finance receivables, $2.0 million in stock compensation expenses, $0.6 million in severance expenses, $0.4 million in expenses related to corporate development, and $0.1 million in retention expenses. 2. Beginning with the quarter ended March 31, 2024, for all periods presented, the Company has updated its presentation and calculation of Adjusted EBT, and the corresponding presentations and calculations of Adjusted Net Income and Adjusted EPS, to no longer add back debt issuance cost amortization. (in Thousands, except share and per share data) (Unaudited) $ Per Share $ Per Share Weighted average diluted shares outstanding 86,148,477 84,592,228 Net income 37,807$ 0.44$ 22,006$ 0.26$ Income tax expense 1,318 0.02 834 0.01 Other income (159) (0.00) (272) (0.00) Change in fair value of warrant liabilities (4,195) (0.05) (504) (0.01) Other addbacks and one-time expenses, net 1 9,136 0.11 3,940 0.05 Adjusted EBT 2 43,907 0.51 26,004 0.31 Less: pro forma taxes 10,345 0.12 6,284 0.07 Adjusted net income 2 33,562$ 0.39$ 19,720$ 0.23$ Six Months Ended June 30, 2024 Six Months Ended June 30, 2023